UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TechTarget, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Sample Company Stockholder Meeting Notice 030KDB + + Important Notice Regarding the Availability of Proxy Materials for the TechTarget, Inc. Annual Meeting of Stockholders to be Held on June 8, 2021. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Company's proxy statement and annual report on form 10-K are available at:www.envisionreports.com/TTGT Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/TTGT Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a copy of the proxy materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as Instructed on the reverse side on or before May 28, 2021 to facilitate timely delivery. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TTGT. Click Cast Your Vote or Request Materials — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials TechTarget” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 28, 2021. Stockholder Meeting Notice. TechTarget, Inc.’s 2021 Annual Meeting of Stockholders will be held on June 8, 2021 at our corporate headquarters at 275 Grove Street, Newton, MA 02466 at 2:00 p.m., Eastern Time. Directions to TechTarget, Inc.’s annual meeting are available in the proxy statement which can be viewed at www.envisionreports.com/TTGT. While we intend to hold our Annual Meeting at our corporate headquarters, we are actively monitoring governmental guidance, protocols, and other restrictions relative to COVID-19 and are sensitive to the public health and travel concerns of our stockholders. In the event it is not possible or advisable to hold our Annual Meeting at our corporate headquarters, we will conduct our Annual Meeting solely online and make an announcement via press release (which we will also file with the SEC) to that effect as promptly as practicable. Please monitor our website at www.techtarget.com for updated information. If you are planning to attend our Annual Meeting at our corporate headquarters, please check the website at least ten days prior to the Annual Meeting date. As always, we encourage you to vote your shares prior to our Annual Meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR the election of both nominees and FOR Proposals 2 and 3. 1. Election of Class II Directors: Robert D. Burke and Bruce Levenson. 2. To ratify the appointment of Stowe & Degon, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2021; 3. To approve an amendment to the TechTarget, Inc. 2017 Stock Option and Incentive Plan; 4. To transact such other business as may properly come before the meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.